EXECUTION COPY

AMENDMENT NO. 1

TO

CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) dated as of February 23, 2007 is among ArvinMeritor, Inc., an Indiana corporation (the “Company”), ArvinMeritor Finance Ireland, a company organized under the laws of Ireland, (the “Subsidiary Borrower” and, collectively with the Company, the “Borrowers”), the financial institutions listed on the signature pages hereto and JPMorgan Chase Bank, National Association, in its capacity as administrative agent for itself and the other Lenders (in such capacity, the “Administrative Agent”). Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

WHEREAS, the signatories hereto are parties to that certain Credit Agreement, dated as of June 23, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the financial institutions from time to time parties thereto (the “Lenders”) and the Administrative Agent; and

WHEREAS, the Borrowers wish to (i) repay in full the Term Loans, (ii) reduce the Aggregate Revolving Loan Commitment and (iii) amend the Credit Agreement in certain respects, and the Lenders party hereto and the Administrative Agent are willing to so consent and amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent agree as follows:

1.             Amendments. Effective as of the date first above written and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

(a)           The Aggregate Revolving Loan Commitment is hereby reduced to $900,000,000. The new Revolving Loan Commitments of the Revolving Loan Lenders, after giving effect to such reduction, are set forth on Annex I hereto.

(b)           Section 1.1 of the Credit Agreement is hereby amended to delete the definition of “Senior Note Indenture” in its entirety and to replace such definition with the following definition:

“Senior Note Indenture” means each of (a) the 1990 Senior Note Indenture, (b) the 1998 Senior Note Indenture (c) the 2006 Senior Note Indenture and (d) any other indenture (i) pursuant to which the Company shall have issued senior unsecured notes or convertible notes permitted pursuant to Section 7.3(A), (ii) with respect to which the Company has complied with Section 7.3(K)(ii) and (iii) that contains a restriction on the creation of Liens, or a requirement of equal and ratable sharing of Liens, if any, that is no more restrictive than the analogous provision of the 1998 Senior Note Indenture and 2006 Senior Note Indenture, and “Senior Note Indentures” means all of the foregoing, collectively.

(c)           Section 7.3(F) of the Credit Agreement is hereby amended to delete the phrase “as in effect on the Closing Date” at the end thereof and to replace such phrase with the following phrase: “as in effect on the later of the Closing Date and the date of such Senior Note Indenture”.

(d)           Sections 7.4(A) and 7.4(B) of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“(A) Debt Ratio. The Company shall not permit its Debt Ratio, calculated on a consolidated basis for the Company and its Subsidiaries, to exceed (i) 5.00 to 1.00 on the last day of any fiscal quarter from the Closing Date through and including the fiscal quarter ending on or about June 30, 2008, (ii) 4.75 to 1.00 on the last day of any fiscal quarter from the fiscal quarter ending on or about September 30, 2008 through and including the fiscal quarter ending on or about December 31, 2008, (iii) 4.50 to 1.00 on the last day of any fiscal quarter from the fiscal quarter ending on or about March 31, 2009 through and including the fiscal quarter ending on or about June 30, 2009, (iv) 4.25 to 1.00 on the last day of any fiscal quarter from the fiscal quarter ending on or about September 30, 2009 through and including the fiscal quarter ending on or about June 30, 2010 and (v) 4.00 to 1.00 on the last day of any fiscal quarter thereafter.

(B) Fixed Charge Coverage Ratio. The Company shall not permit its Fixed Charge Coverage Ratio, calculated on a consolidated basis for the Company and its Subsidiaries, to be less than (i) 1.25 to 1.00 on the last day of any fiscal quarter from the Closing Date through and including the fiscal quarter ending on or about June 30, 2009 and (ii) 1.50 to 1.00 on the last day of any fiscal quarter thereafter.”

2.             Conditions Precedent. This Amendment shall become effective as of the date first above written if, and only if, (a) the Administrative Agent has received (i) duly executed copies of this Amendment from the Borrowers and the Required Lenders, (ii) duly executed copies of the Reaffirmation in the form of Attachment A attached hereto from each Subsidiary Guarantor and (iii) for the ratable account of each Revolving Lender which executes and delivers its signature page hereto as and when required by the Administrative Agent, an amendment fee equal to 0.05% of such Revolving Lender’s Revolving Loan Commitment (after giving effect to the reduction thereto as contemplated hereby), (b) the Company shall have repaid in full in cash the Term Loans and (c) the Company shall have paid all fees and expenses (including, to the extent invoiced, reimbursement of fees and expenses of the Administrative Agent’s counsels) in connection with this Amendment and the other Loan Documents.

3.             Representations and Warranties of the Borrowers. The Borrowers hereby represent and warrant as follows:

(a)           Each Borrower has the corporate or other power and authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended hereby. The execution and delivery by each Borrower of this Amendment, and the performance of its obligations under this Amendment and the Credit Agreement, as amended hereby, have been duly authorized by proper corporate, partnership or limited liability company proceedings (or analogous acts in the case of the Subsidiary Borrower).

(b)           This Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of each Borrower enforceable against such Borrower in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally.

(c)           Neither the execution and delivery by the Borrowers of this Amendment, nor the consummation of the transactions contemplated herein and in the Credit Agreement, as amended hereby, nor compliance with the provisions hereof or thereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Company or any of its Subsidiaries or the Company’s or any Subsidiary’s articles of incorporation or by-laws or comparable constitutive documents or the provisions of any indenture, instrument or agreement to which the Company or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien (other than any Lien permitted by Section 7.3(F) of the Credit Agreement) in, of or on the Property of the Company or a Subsidiary pursuant to the terms of any such indenture, instrument or agreement, except any such violation, conflict or default as would not reasonably be expected to have a Material Adverse Effect. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any Governmental Authority, or any other third party, is required to authorize, or is required in connection with the execution or delivery of this Amendment or the performance of, or the legality, validity, binding effect or enforceability of, this Amendment or the Credit Agreement, as amended hereby.

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(d)           Each representation and warranty by the Borrowers in Article VI of the Credit Agreement, as amended hereby, is true or correct as of the date hereof in all material respects, except to the extent that such representation or warranty expressly relates to an earlier date (in which case such representation and warranty shall be true and correct as of such earlier date).

(e)           Upon the effectiveness of this Amendment, no Default or Unmatured Default exists under the terms of the Credit Agreement.

4.             Reference  to and Effect on the Credit Agreement

(a)           Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement to “this Credit Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

(b)           Except as specifically amended above, the Credit Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(c)           Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5.             GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

6.             Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.             Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

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IN WITNESS WHEREOF, this Amendment has been duly executed and delivered on the date first above written.

ARVINMERITOR, INC., as a Borrower

By: /s/Mary A. Lehmann
Name: Mary A. Lehmann
Title: Vice President and Treasurer

ARVINMERITOR FINANCE IRELAND, as a Borrower

By: /s/Scott E. Stevens
Name: Scott E. Stevens
Title: Director

Signature Page to

Amendment No. 1 to Credit Agreement

JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION, as Administrative Agent and as a Lender

By:/s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director

Signature Page to

Amendment No. 1 to Credit Agreement

CITICORP NORTH AMERICA, INC.,
as a Lender

By:/s/ Edward D. Herko
Name: Edward D. Herko
Title: Vice President

Signature Page to

Amendment No. 1 to Credit Agreement

UBS LOAN FINANCE LLC, as a Lender

By:/s/ Richard L. Tavrow
Name: Richard L. Tavrow
Title: Director

By: /s/ Irja R. Orsa
Name: Irja R. Orsa
Title: Associate Director

Signature Page to

Amendment No. 1 to Credit Agreement

ABN AMRO BANK N.V., as a Lender

By: /s/ Alexander M. Blodi
Name: Alexander M. Blodi
Title: Managing Director

By:/s/ Nick Zorin
Name: Nick Zorin
Title: Assistant Vice President

Signature Page to

Amendment No. 1 to Credit Agreement

BNP PARIBAS, as a Lender

By: /s/ Curtis Price
Name: Curtis Price
Title: Managing Director

By: /s/ Christopher Grumboski
Name: Christopher Grumboski
Title: Director

Signature Page to

Amendment No. 1 to Credit Agreement

LEHMAN COMMERCIAL PAPER INC.,
as a Lender

By: /s/ Diane Albanese
Name: Diane Albanese
Title: Authorized Signatory

Signature Page to

Amendment No. 1 to Credit Agreement

NATIONAL CITY BANK OF THE
MIDWEST, as a Lender

By:/s/ Kenneth M. Blackwell
Name: Kenneth M. Blackwell
Title: Vice President

Signature Page to

Amendment No. 1 to Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:/s/ Chas McDonell
Name: Chas McDonell
Title: Senior Vice President

Signature Page to

Amendment No. 1 to Credit Agreement

SUNTRUST BANK, as a Lender

By:/s/ William C. Humphries
Name: William C. Humphries
Title: Managing Director

Signature Page to

Amendment No. 1 to Credit Agreement

BANK OF TOKYO-MITSUBISHI UFJ
TRUST COMPANY, as a Lender

By:/s/ Harumi Kambara
Name: Harumi Kambara
Title: AVP

Signature Page to

Amendment No. 1 to Credit Agreement

COMERICA BANK, as a Lender

By:/s/ John M. Costa
Name: John M. Costa
Title: First Vice President

Signature Page to

Amendment No. 1 to Credit Agreement

THE BANK OF NEW YORK, as a Lender

By:/s/ Kevin Higgins
Name: Kevin Higgins
Title: Vice President

Signature Page to

Amendment No. 1 to Credit Agreement

BAYERISCHE LANDESBANK,
as a Lender

By:/s/ Catherine F. Schilling
Name: Catherine F. Schilling
Title: Vice President

By: /s/ George J. Schnepf
Name: George J. Schnepf
Title: Vice President

Signature Page to

Amendment No. 1 to Credit Agreement

THE BANK OF NOVA SCOTIA,
as a Lender

By:/s/ Christopher J. Allen
Name: Christopher J. Allen
Title: Managing Director

Signature Page to

Amendment No. 1 to Credit Agreement

FIFTH THIRD BANK, as a Lender

By:/s/ Michael Blackburn
Name: Michael Blackburn
Title: Vice President

Signature Page to

Amendment No. 1 to Credit Agreement

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:/s/ Maggan Soderberg
Name: Maggan Soderberg
Title: Vice President

Signature Page to

Amendment No. 1 to Credit Agreement

BANK AUSTRIA CREDITANSTALT AG,
as a Lender

By:/s/ Pavel Brezina
Name: Pavel Brezina
Title: Managing Director

Signature Page to

Amendment No. 1 to Credit Agreement

LANDESBANK BADEN-WUERTTEMBERG, New York Branch and/or Cayman Islands Branch, as a Lender

By:/s/ Karen Richard
Name: Karen Richard
Title: VP & Head of Corporate Desk

By: /s/ Simone Ehmann
Name: Simone Ehmann
Title: Vice President

Signature Page to

Amendment No. 1 to Credit Agreement

THE FOOTHILL GROUP, INC., as a Lender

By:/s/ Jeff Nikora
Name: Jeff Nikora
Title: Executive Vice President

Signature Page to

Amendment No. 1 to Credit Agreement

GENERAL ELECTRIC CAPITAL CORP., as a Lender

By:/s/ Rebecca L. Milligan
Name: Rebecca L. Milligan
Title: Duly Authorized Signatory

Signature Page to

Amendment No. 1 to Credit Agreement

ANNEX I

Revolving Loan Commitments

Lender	Revolving Loan Commitment
JPMorgan Chase Bank, National Association	$91,836,734.69
Citicorp North America, Inc.	$82,653,061.22
BNP Paribas	$78,061,224.49
ABN AMRO Bank N.V.	$78,061,224.49
UBS Loan Finance LLC	$78,061,224.49
Bank of America, N.A.	$59,693,877.55
Lehman Commercial Paper Inc.	$55,102,040.82
Bank of Tokyo-Mitsubishi UFJ Trust Company	$45,918,367.35
The Royal Bank of Scotland PLC	$45,918,367.35
SunTrust Bank	$45,918,367.35
Bank Austria Creditanstalt AG	$44,081,632.65
Comerica Bank	$36,734,693.88
National City Bank of The Midwest	$27,551,020.41
Fifth Third Bank	$27,551,020.41
Landesbank Baden-Wuerttemberg	$22,959,183.67
The Bank of Nova Scotia	$22,959,183.67
Bayerische Landesbank	$20,204,081.63
The Bank of New York	$18,367,346.94
The Foothill Group, Inc.	$9,183,673.47
General Electric Capital Corp.	$9,183,673.47
Total	$900,000,000

ATTACHMENT A

Reaffirmation

dated as of February 23, 2007

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to that certain Credit Agreement, dated as of June 23, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ArvinMeritor, Inc., an Indiana corporation (the “Company”), ArvinMeritor Finance Ireland, the financial institutions from time to time parties thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, as Administrative Agent (in such capacity, the “Administrative Agent”), which Amendment No. 1 is dated as of February 23, 2007 (the “Amendment”). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned reaffirms the terms and conditions of that certain Subsidiary Guaranty, dated as of June 23, 2006 (as amended, restated, supplemented or otherwise modified from time to time, including to add additional Subsidiary Guarantors, the “Subsidiary Guaranty”), by and among each of the undersigned in favor of the Administrative Agent, for the ratable benefit of the Holders of Secured Obligations, and acknowledges and agrees that the Subsidiary Guaranty and each other Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

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A-1

IN WITNESS WHEREOF, this Reaffirmation has been duly executed and delivered on the date first above written.

ARVINYL WEST, INC
ARVIN INTERNATIONAL HOLDINGS, LLC
ARVINMERITOR ASSEMBLY, LLC
ARVINMERITOR BRAKE HOLDINGS, INC.
ARVINMERITOR HOLDINGS MEXICO, INC.
ARVINMERITOR OE, LLC
ARVINMERITOR TECHNOLOGY, LLC
ARVIN REPLACEMENT PRODUCTS FINANCE, LLC
EUCLID INDUSTRIES, LLC
GABRIEL EUROPE, INC.
GABRIEL RIDE CONTROL PRODUCTS, INC.
MAREMONT CORPORATION
MAREMONT EXHAUST PRODUCTS, INC.
MERITOR I ACQUISITION CORPORATION
MERITOR HEAVY VEHICLE BRAKING SYSTEMS (U.S.A.), INC.
MERITOR HEAVY VEHICLE SYSTEMS, LLC
MERITOR HEAVY VEHICLE SYSTEMS (MEXICO), INC.
MERITOR HEAVY VEHICLE SYSTEMS (SINGAPORE) PTE., LTD.
MERITOR HEAVY VEHICLE SYSTEMS (VENEZUELA), INC.
MERITOR LIGHT VEHICLE SYSTEMS (SPAIN) INC.
MERITOR MANAGEMENT CORP.
MERITOR TECHNOLOGY, INC.
MERITOR TRANSMISSION CORPORATION
ARVINMERITOR FILTERS OPERATING CO., LLC
ARVINMERITOR FILTERS HOLDING CO., LLC
ARVIN TECHNOLOGIES, INC.
ARVINMERITOR, INC., a Nevada corporation
ARVIN INDUSTRIES FOREIGN SALES CORPORATION
ARVINMERITOR EMISSIONS TECHNOLOGIES SPARTANBURG, INC.
ARVINMERITOR HOLDINGS, LLC
AVM, INC.

By: /s/ Mary A. Lehmann
Name: Mary A. Lehmann
Title: Vice President and Treasurer

Signature Page to

Reaffirmation

(Amendment No. 1 to Credit Agreement)

ARVINMERITOR B.V.

By: /s/ Hugorinus C. Nuijt
Name: Hugorinus C. Nuijt
Title: Director

MERITOR HOLDINGS NETHERLANDS B.V.

By: /s/ Hugorinus C. Nuijt
Name: Hugorinus C. Nuijt
Title: Director

ARVINMERITOR LIMITED

By: /s/ Rakesh Sachdev
Name: Rakesh Sachdev
Title: Director

ARVIN EUROPEAN HOLDINGS (UK) LIMITED

By: /s/ Rakesh Sachdev
Name: Rakesh Sachdev
Title: Director

ARVINMERITOR SWEDEN AB

By: /s/ A. Johnson
Name: A. Johnson
Title: Director

MERITOR LUXEMBOURG S.A.R.L.

By: /s/ John A. Crable
Name: John A. Crable
Title: Manager

Signature Page to

Reaffirmation

(Amendment No. 1 to Credit Agreement)

IN WITNESS whereof the undersigned has executed this Reaffirmation as a deed the day and year first above written.

EXECUTED AS A DEED by ARVIN CAYMAN ISLANDS, LTD.		/s/ Mary A. Lehmann
Duly Authorised Signatory

		Name:	Mary A. Lehmann

		Title:	Treasurer

in the presence of:

/s/ Bonnie Wilkinson
Signature of Witness

Name:	Bonnie Wilkinson

Address:	2135 West Maple Road Troy, MI 48084

Occupation:	Attorney

(Note: These details are to be completed in the witness's own hand writing.)

Signature Page to

Reaffirmation

(Amendment No. 1 to Credit Agreement)

IN WITNESS whereof the undersigned has executed this Reaffirmation as a deed the day and year first above written.

EXECUTED AS A DEED by MERITOR CAYMAN ISLANDS, LTD.		/s/ Mary A. Lehmann
Duly Authorised Signatory

		Name:	Mary A. Lehmann

		Title:	Treasurer

in the presence of:

/s/ Bonnie Wilkinson
Signature of Witness

Name:	Bonnie Wilkinson

Address:	2135 West Maple Road Troy, MI 48084

Occupation:	Attorney

(Note: These details are to be completed in the witness's own hand writing.)

Signature Page to

Reaffirmation

(Amendment No. 1 to Credit Agreement)

IN WITNESS whereof the undersigned has executed this Reaffirmation as a deed the day and year first above written.

EXECUTED AS A DEED by MERITOR FINANCE CAYMAN ISLANDS, LTD.		/s/ Mary A. Lehmann
Duly Authorised Signatory

		Name:	Mary A. Lehmann

		Title:	Treasurer

in the presence of:

/s/ Bonnie Wilkinson
Signature of Witness

Name:	Bonnie Wilkinson

Address:	2135 West Maple Road Troy, MI 48084

Occupation:	Attorney

(Note: These details are to be completed in the witness's own hand writing.)

Signature Page to

Reaffirmation

(Amendment No. 1 to Credit Agreement)